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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission File Nos. 33-58653, 33-30549, 33-03169 and 33-49422) of Hartmarx Corporation of our report dated January 17, 2001 appearing on page 16 of this Form 10-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
February 26, 2001